Subsequent Event	12 Months Ended
Dec. 31, 2024
Disclosure Of Events After Reporting Period [Abstract]
Subsequent Event	Subsequent Event
Subsequent to year-end, the Company executed an option agreement with Vatukoula Gold Mines PTE Limited’s (“VGML”) Vatukoula mine. Under the terms of the agreement, Sandstorm received $4 million in cash in return for an option allowing VGML to repurchase the gold stream. If VGML or its affiliates make an additional cash payment of $10 million in the first quarter of 2025 and comply with customary conditions, Sandstorm will terminate its stream and royalty interests on the property.